UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the private offering of the Notes mentioned below, Alesco Financial Inc. (the “Registrant”) intends to circulate an offering memorandum to investors on or after May 8, 2007 (the “Offering Memorandum”). Information is being furnished in Exhibit 99.1 hereto, which is incorporated by reference into this Item 7.01, with respect to certain financial information for the three months ended March 31, 2007 included in such Offering Memorandum under the section in the summary titled “Recent Developments.”

The information (including the exhibit) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

On May 8, 2007, the Registrant announced that it has commenced a private offering of $75 million aggregate principal amount of Contingent Convertible Senior Notes due 2027 (the “Notes”), plus up to an additional $11.25 million aggregate principal amount of the Notes that may be issued at the option of the initial purchaser within 30 days of the initial issuance of the Notes. The Notes will be sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and may be converted, subject to certain conditions, for shares of common stock of the Registrant. The Notes and any shares of common stock that may be issued upon conversion of the Notes have not been registered under the Securities Act or any state securities laws. The Registrant also announced that it expects to use up to $25 million of the net proceeds to repurchase shares of the Registrant’s common stock concurrently with the offering. Stock repurchases under this program will be made through the open market or in privately negotiated transactions from time to time. A copy of the Press Release pursuant to which such announcement was made is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1	Certain Information in Offering Memorandum.

99.2	Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: May 8, 2007

By:  /s/  John J. Longino

        John J. Longino

        Chief Financial Officer

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Exhibit Index

99.1 Certain Information in Offering Memorandum.

99.2 Press Release.

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